Exhibit 10.2

[XXXX] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

AMENDMENT TO THE

XBOX 360 PUBLISHER LICENSE AGREEMENT

(SmartGlass, Hits [xxxx], Russian Manufacturing Incentive Program, Xbox 360 LIVE and PDLC Incentive Program)

This Amendment to the Xbox 360 Publisher License Agreement (this “Amendment”) is entered into and effective as of the later of the signature dates below (the “Amendment Effective Date”) by and between Microsoft Licensing, GP, a Nevada general partnership (“Microsoft”), and Take-Two Interactive Software, Inc. (“Publisher”), and supplements that certain Xbox 360 Publisher License Agreement between the parties dated as of November 17, 2005, as amended (the “Xbox 360 PLA”).  Microsoft Corporation, a Washington corporation, is a party to this Amendment only with respect to its acknowledgement of Section 6.2 and Exhibit 1, Section 6 of the Xbox 360 PLA.

RECITALS

A.            Microsoft and Publisher entered into the Xbox 360 PLA to establish the terms under which Publisher may publish video games for Microsoft’s Xbox 360 video game system.

B.            The parties now wish to amend certain terms of the Xbox 360 PLA as set forth below.

Accordingly, for and in consideration of the mutual covenants and conditions contained herein, and for other good and valuable consideration, receipt of which each party hereby acknowledges, Microsoft and Publisher agree as follows:

1.             Definitions.          Except as expressly provided otherwise in this Amendment, capitalized terms shall have the same meanings as those ascribed to them in the Xbox 360 PLA.

The definition of “Xbox Live” in Section 2.36 of the Xbox 360 PLA is hereby amended and restated in its entirety as follows:

“2.36      “Xbox LIVE”, or such other name that Microsoft designates, means the proprietary online service offered by Microsoft to Xbox LIVE Users.”

The following new definitions shall be added to Section 2 of the Xbox 360 PLA:

“2.39      “Primary Device” means the main device that the Xbox SmartGlass technology interacts with.  The Primary Device is currently the Xbox 360 console and may be updated from time-to-time in the Xbox SmartGlass Business Policy set forth in the Xbox 360 Publisher Guide.

2.40        “Secondary Device(s)” means auxiliary devices equipped with the Xbox SmartGlass Application and services, which include Windows 8 personal computers, Windows Phones, Apple iPhones, Apple iPads, and Android phones.  The list of supported Secondary Devices may be updated from time-to-time in the Xbox SmartGlass Business Policy.

2.41        “Xbox SmartGlass Application” means an application developed by Microsoft that can be installed by a consumer on a Secondary Device in order to allow a user to discover content, play and interact with, control, and deepen experiences on a Primary Device.

2.42        “Xbox SmartGlass Experiences” means HTML/Javascript applications, either static or interactive, that are available to consumers from within the Xbox SmartGlass Application and that are linked to a Software Title on a Primary Device.  Standalone Software Titles do not qualify as Xbox SmartGlass Experiences.”

2.             SmartGlass.

A new Section 10.9 shall be added to the Xbox 360 PLA as follows:

“10.9      SmartGlass.  Publisher may create, host, stream, and distribute Xbox SmartGlass Experiences subject to the Xbox SmartGlass Business Policy and the following terms:

10.9.1     All of the warranties made by Publisher pursuant to Section 15.1 with respect to Publisher Content, Software Titles, Marketing Materials, and Online Content shall apply to its Xbox SmartGlass Experiences, and Publisher shall indemnify Microsoft therefore in accordance with Sections 16.1 and 16.2.

10.9.2     [xxxx]

3.             Survival.

Section 17.5 of the Xbox 360 PLA is hereby amended and restated in its entirety:

“17.5      Survival.  The following provisions shall survive expiration or termination of this Agreement: Sections 2, 6.2.2 (as to the redistribution of Online Content), 6.2.3, 8, 9.1-9.3, 10.3, 10.4, 10.6, 10.9.1, 11, 13.1, 14, 15, 16, 17.3, 17.5, 18 and Sections 1, 2, and 3 of Exhibit 1.”

4.             Exhibits.

Exhibits 1, 2, 6, 7, and 8 of the Xbox 360 PLA are hereby amended and restated in their entirety as attached hereto.

5.             Except and to the extent expressly modified by this Amendment, the Xbox 360 PLA shall remain in full force and effect and is hereby ratified and confirmed.   In the event of any conflict between this Amendment and the Xbox 360 PLA the terms of this Amendment shall control.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the Amendment Effective Date.

MICROSOFT LICENSING, GP	Take-Two Interactive Software, Inc.

/s/ Astrid Ford	/s/ Daniel P. Emerson
By (sign)	By (sign)
Astrid Ford	Daniel P. Emerson
Name (Print)	Name (Print)
Sr. Program Mgr	SVP & Deputy GC
Title	Title
December 11, 2012	December 10, 2012
Date (Print mm/dd/yy)	Date (Print mm/dd/yy)

MICROSOFT CORPORATION

/s/ Astrid Ford
By (sign)
Astrid Ford
Name (Print)
Sr. Program Mgr
Title
December 11, 2012
Date (Print mm/dd/yy)

MICROSOFT CONFIDENTIAL

AMENDMENT TO THE XBOX 360 PLA (2012 AMENDMENT)

EXHIBIT 1

PAYMENTS

1.             Platform Royalty

a.             For each FPU manufactured during the term of this Agreement, Publisher shall pay Microsoft nonrefundable royalties in accordance with the royalty tables set forth below (Tables 1 and 2) and the “Unit Discount” table set forth in Section 1.e of this Exhibit 1 (Table 3).

b.             To determine the applicable royalty rate for a particular Software Title to be sold in a particular Sales Territory, the applicable Threshold Price from Table 1 below for the category of Software Title (Standard Software Title, Hits Software Title and Expansion Pack) will determine the correct royalty “Tier” (except with respect to the first Commercial Release of Hits Software Titles as described further in (ii) below).  The royalty rate is then as set forth in Table 2 based on such Tier and the Sales Territory in which the FPUs will be sold.  For example, assume the Wholesale Price of a Standard Software Title to be sold in the European Sales Territory is [xxxx].  According to Table 1, [xxxx] royalty rates will apply to that Software Title and the royalty rate for each FPU as set forth in Table 2 is [xxxx].

[xxxx]
	[xxxx]	[xxxx]	[xxxx]	[xxxx]
[xxxx]
[xxxx]	[xxxx]	[xxxx]	[xxxx]	[xxxx]
[xxxx]	[xxxx]	[xxxx]	[xxxx]	[xxxx]
[xxxx]	[xxxx]	[xxxx]	[xxxx]	[xxxx]
[xxxx]
[xxxx]	[xxxx]	[xxxx]	[xxxx]	[xxxx]
[xxxx]	[xxxx]	[xxxx]	[xxxx]	[xxxx]
[xxxx]	[xxxx]	[xxxx]	[xxxx]	[xxxx]
[xxxx]
[xxxx]	[xxxx]	[xxxx]	[xxxx]	[xxxx]
[xxxx]	[xxxx]	[xxxx]	[xxxx]	[xxxx]

[xxxx]

[xxxx]

[xxxx]
	[xxxx]	[xxxx]	[xxxx]	[xxxx]
[xxxx]	[xxxx]	[xxxx]	[xxxx]	[xxxx]
[xxxx]	[xxxx]	[xxxx]	[xxxx]	[xxxx]
[xxxx]	[xxxx]	[xxxx]	[xxxx]	[xxxx]
[xxxx]	[xxxx]	[xxxx]	[xxxx]	[xxxx]
[xxxx]	[xxxx]	[xxxx]	[xxxx]	[xxxx]
[xxxx]	[xxxx]	[xxxx]	[xxxx]	[xxxx]
[xxxx]	[xxxx]	[xxxx]	[xxxx]	[xxxx]
[xxxx]	[xxxx]	[xxxx]	[xxxx]	[xxxx]

[xxxx]

c.             [xxxx]

(i)            Standard Software Titles and Expansion Packs. Publisher shall submit to Microsoft, at least [xxxx] for a Standard Software Title or an Expansion Pack, a completed and signed “Xbox 360 Royalty Tier Selection Form” in the form attached to this Agreement as Exhibit 2  (as may be updated via the Xbox 360 Publisher Guide) for each Sales Territory.  The selection indicated in the Xbox 360 Royalty Tier Selection Form (or designated electronic form method) will only be effective once it has been approved by Microsoft.  If a Standard Software Title or Expansion Pack does not have an approved Xbox 360 Royalty Tier Selection Form as required hereunder (e.g., as a result of the Publisher not providing an Xbox 360 Royalty Tier Selection Form or because Microsoft has not approved the Xbox 360 Royalty Tier Selection Form), the royalty rate for such Standard Software Title will default to [xxxx] or for such Expansion Pack will default to Packs [xxxx], regardless of the actual Threshold Price (i.e., if Microsoft does not approve an Xbox 360 Royalty Tier Selection Form because it is filled out incorrectly, the royalty rate will default to [xxxx]).  Except as set forth in Section 2 (Hits Programs), the selection of a royalty Tier for a Standard Software Title or Expansion Pack in a Sales Territory is binding for the life of that Software Title or Expansion Pack even if the Threshold Price is reduced following the Software Title’s Commercial Release.

(ii)           Hits Software Title.  Publisher shall submit to Microsoft, at least [xxxx] of the Hits Software Title, a completed and signed Xbox 360 Hits Programs Election Form in the form attached to this Agreement as Exhibit 6 (as may be updated via the Xbox 360 Publisher Guide) for each Sales Territory.  The Xbox 360 Hits Programs Election Form will be effective once it has been approved by Microsoft.  If a Hits Software Title does not have an approved Xbox 360 Hits Programs Election Form as required hereunder (e.g., as a result of the Publisher not providing an Xbox 360 Hits Programs Election Form or because Microsoft has not approved the Xbox 360 Hits Programs Election Form), the royalty rate for such Hits Software Title will default to [xxxx] (i.e., if Microsoft does not approve an Xbox 360 Hits Programs Election Form because it is filled out incorrectly, the royalty rate will default to [xxxx]).

1.             Publisher may elect either Hits [xxxx] or Hits [xxxx] at initial Commercial Release as a Hits Software Title provided that the Software Title meets the Threshold Price requirements set forth in Table 1 above.  Publisher may change the Hits Tier for a Hits Software Title in a specific Sales Territory a maximum of [xxxx] times.

2.             After [xxxx] from the Commercial Release of a Hits Software Title, Publisher may elect to change the previously elected Hits Tier royalty rate for such Hits Software Title to the [xxxx] Hits Tier royalty rate in a specific Sales Territory provided that the Hits Software Title has a Threshold Price that meets the requirements for the newly elected Hits Tier royalty rate in Table 1 above. A minimum of [xxxx] must elapse before Publisher can make an additional [xxxx] Hits Tier change, subject to the maximum permitted Hits Tier changes per Sales Territory set forth in Section 1 above.

3.             Provided that at least [xxxx] have elapsed since the prior Hits Tier selection and subject to the maximum permitted Hits Tier changes per Sales Territory set forth in Section 1 above, Publisher may elect to change the previously elected Hits Tier royalty rate for such Hits Software Title to a [xxxx] Hits Tier royalty rate in a specific Sales Territory, provided that the Hits Software Title has a Threshold Price that meets the requirements for the newly elected Hits Tier royalty rate in Table 1 above.

4.             Effective [xxxx], Publisher may elect to change the previously elected Hits Tier to Hits [xxxx] for Hits Software Titles manufactured on or after [xxxx], if (i) such Hits Software Titles have a Threshold Price that meets the requirements for Hits [xxxx] in Table 1 above; and (ii) at least [xxxx] have elapsed since the last Hits Tier selection for [xxxx] Hits Tier changes and at least [xxxx] have elapsed since the last Hits Tier selection for [xxxx] Hits Tier changes.  For Hits FPUs manufactured for the Japan and Asian Sales Territories, Publisher may elect Hits [xxxx], Hits [xxxx] or Hits [xxxx] at initial Commercial Release as a Hits Software Title provided that the Software Title meets the applicable Threshold Price requirements set forth in Table 1 above.

5.             Publisher must submit to Microsoft, at least [xxxx] for the applicable Hits Software Title, a completed Xbox 360 Royalty Tier Migration Form (a “Tier Migration Form”) set forth in Exhibit 8 for each Sales Territory. The change in royalty rate will only apply to manufacturing orders for such Hits Software Title placed after the relevant Tier Migration Form has been approved by Microsoft.

(iii)          Cross Territory Sales.  Except for FPUs manufactured pursuant to Section 5 below (Asia Simship Program), Publisher may not sell FPUs in a certain Sales Territory that were manufactured for a different Sales Territory.  For example, if Publisher were to manufacture and pay royalties on FPUs designated for sale in the Asian Sales Territory, Publisher could not sell those FPUs in the European Sales Territory.

d.             Russian Manufacturing Incentive Program.  Effective [xxxx], for Software Titles releasing in Russia that meet all the requirements set forth below, up to [xxxx] of each such Software Title may qualify for the [xxxx] royalty rate, even if the Software Title qualifies for a different Tier in the rest of the European Sales Territory:

(i)            The Xbox 360 version of the Software Title must Commercially Release no later than [xxxx];

(ii)           The Software Title must include the Russian language (other languages in addition to

Russian are also permitted). At a minimum, the text and subtitles of the Software Title must be localized into the Russian language (full Russian localization is preferred);

(iii)          The Software Title must have localization parity with other console and PC versions;

(iv)          The Packaging Materials must be in the Russian language only (no other language can be present); and

(v)           The Software Title disc must be replicated and packaged by the Authorized Replicator(s) in Russia.

Units manufactured that qualify for the [xxxx] royalty rate under this program will not qualify for the Unit Discount calculation set forth in Section 1.e below, but such units will be included in the Hits Program Manufacturing Requirements set forth in Section 2.b (Table 1).  With respect to any single Software Title, all units manufactured in addition to [xxxx] will be charged the same royalty Tier applicable in the rest of the European Sales Territory.

e.             Unit Discounts.   Publisher is eligible for a discount on Standard Software Title FPUs manufactured for a particular Sales Territory (a “Unit Discount”) based on the number of such FPUs that have been manufactured for sale in that Sales Territory as described in Table 3 below.  Hits and standalone Expansion Pack FPUs shall not be included in the FPU manufacturing quantity calculation for purposes of determining the Unit Discount.  Except as provided in Section 5 below, units manufactured for sale in a Sales Territory are aggregated only towards a discount on FPUs manufactured for that Sales Territory; there is no worldwide or cross-territorial aggregation of units for a particular Software Title.  The discount will be rounded up to the nearest Cent, Yen or hundredth of a Euro.

[xxxx]
[xxxx]	[xxxx]	[xxxx]	[xxxx]	[xxxx]
[xxxx]	[xxxx]	[xxxx]	[xxxx]	[xxxx]
[xxxx]	[xxxx]	[xxxx]	[xxxx]	[xxxx]
[xxxx]	[xxxx]	[xxxx]	[xxxx]	[xxxx]
[xxxx]	[xxxx]	[xxxx]	[xxxx]	[xxxx]
[xxxx]	[xxxx]	[xxxx]	[xxxx]	[xxxx]

f.             Japan Re-Ordering Program.  Subject to Microsoft’s approval, certain FPUs of Software Titles released in the Japan Sales Territory may qualify for a [xxxx] royalty rate.

(i)            The following requirements must be met in order to qualify:

1.     The Software Title must have been commercially available in the Japan Sales Territory between [xxxx].

2.     The Software Title must have been commercially available as a Standard FPU in the Japan Sales Territory for at least [xxxx].

3.     A minimum of [xxxx] must have been manufactured for sale in the Japan Sales Territory.

(ii)           If Microsoft approves a Software Title for the Japan Re-Ordering Program, the royalty rate for FPUs of the Software Title will be [xxxx] and the following program requirements apply:

1.     Publisher must manufacture new FPUs of the Software Title (existing FPUs may not be re-packaged and re-used under this program).

2.     The Software Title must have packaging that differentiates it from Standard FPUs and Xbox 360 Platinum Hits Programs packaging.  The Software Title must also continue to comply with all packaging requirements set forth in this Agreement and Xbox 360 Publisher Guide.

3.     The Suggested Retail Price of the Software Title must be no more than [xxxx].

4.     Within [xxxx] under this Japan Re-Ordering Program, Publisher must meet a MOQ of [xxxx] FPUs.

5.     These units will not accumulate towards Unit Discounts or Platinum Hits manufacturing requirements.

2.     Hits Programs

a.             If a Software Title meets the criteria set forth below and the applicable participation criteria in a particular Sales Territory at the time of the targeted Commercial Release date of the Hits FPU and Microsoft receives the Hits Programs Election Form within the time period set forth in Section 2.a.iii below, Publisher is authorized to manufacture and distribute Hits FPUs in such Sales Territory and at the royalty rate in Table 2 of Section 1 above applicable to Hits FPUs.  In order for a Software Title to qualify as a Hits FPU in a Sales Territory, the following conditions, as applicable per Hits Program, must be satisfied:

(i)            The Software Title must have been commercially available as a Standard FPU in the applicable Sales Territory for at least [xxxx] at the time of Commercial Release of the Hits FPU.

(ii)           [xxxx]

(iii)          Publisher must provide Microsoft with a completed Hits Program Election Form at least [xxxx] the targeted Commercial Release of the Software Title.

b.             As of the date Publisher wishes to Commercially Release the Software Title as a Hits FPU, Publisher must have manufactured the following minimum FPUs of the Software Title as a Standard Software Title for the applicable time period, Sales Territory and Hits Program.

[xxxx]
	[xxxx]	[xxxx]	[xxxx]	[xxxx]
[xxxx]	[xxxx]	[xxxx]	[xxxx]	[xxxx]
[xxxx]	[xxxx]	[xxxx]	[xxxx]	[xxxx]
[xxxx]	[xxxx]	[xxxx]	[xxxx]	[xxxx]
[xxxx]	[xxxx]	[xxxx]	[xxxx]	[xxxx]

*These Kinect Hits qualifications apply solely to Hits FPUs that (i) [xxxx]; (ii) use Kinect as the primary control mechanism (“Better with Kinect” Software Titles are not eligible); and (iii) have achieved at least one of the following review scores: [xxxx]) provided that any of the foregoing must have at least [xxxx] to qualify.

c.             All Marketing Materials for a Hits Software Title must comply with all Microsoft branding requirements as may be required in each Sales Territory as provided by Microsoft or as set forth in the Xbox 360 Publisher Guide, and Publisher shall submit all such Marketing Materials to Microsoft for its approval in accordance with this Agreement.

d.             Packaging for a Hits Software Title must comply with all Microsoft packaging and branding requirements set forth in the Xbox 360 Publisher Guide.

e.             The Hits FPU version must be the same or substantially equivalent to the Standard FPU version of the Software Title.  Publisher may modify or add additional content or features to the Hits FPU version of the Software Title (e.g., demos or game play changes) subject to Microsoft’s review and approval, and Publisher acknowledges that any such modifications or additions may require the Software Title to be re-Certified at Publisher’s expense.

f.             Publisher acknowledges that Microsoft may change any of the qualifications for participation in a Hits Program upon [xxxx] advanced written notice to Publisher.

3.             Payment Process

[xxxx] Authorized Replicators are authorized by Microsoft to begin production once Microsoft has provided them with written confirmation that [xxxx] with respect to such manufacturing order. Upon the Authorized Replicator’s receipt of such confirmation, the Authorized Replicator will determine the timing of production. Depending upon Publisher’s credit worthiness, Microsoft may, but is not obligated to, offer Publisher credit terms upon execution of a separate line of credit agreement for the payment of royalties due under this Agreement within [xxxx] from invoice creation.  Publisher has [xxxx] after invoice billing date to dispute the information presented in the invoice, provided, however, that all invoices must be paid in full by the invoice due date regardless of dispute status.  All payments will be made by wire transfer only in accordance with the payment instructions set forth in the Xbox 360 Publisher Guide. Any payments not paid when due or according to this Section 3 will bear interest at the rate of [xxxx], or the highest rate permitted by applicable usury law, whichever is less. The rate will be calculated on a [xxxx] from the date due until the date received by Microsoft. This Section 3 does not authorize late payments. Interest paid will not be in lieu of or prejudice any other right or remedy that Microsoft may have due to Publisher’s failure to make any payment according to this Section 3. Upon written notice to Publisher, Microsoft shall have the right to offset amounts due to Publisher pursuant to Section 6 of this Exhibit 1 in the event Publisher fails to pay Microsoft any amounts due under the Agreement.

4.             Billing Address

a.             Publisher may have two “bill to” addresses for the payment of royalties under this Agreement.  Each “bill to” address will be for FPUs manufactured by Authorized Replicators located in a specific Sales Territory.  If Publisher includes a “bill-to” address in a European country, Publisher (or a Publisher Affiliate) must execute an Xbox 360 Publisher Enrollment Form with MIOL within [xxxx] prior to establishing a billing address in a European country in the form attached to this Agreement as Exhibit 3.

Publisher’s billing address(es) is as follows:

North American Sales Territory:		Japan and Asian Sales Territory (if different than the North American billing address):

Name:	Take-Two Interactive Software, Inc.	Name:
Address:
Address:	622 Broadway

New York, NY 10012
Attention:
Email address:
Fax:
Attention:	Accounts Payable	Phone:

Email address:

Fax:

Phone:	646-536-2842

5.             Asia Simship Program

The purpose of this program is to encourage Publisher to release Japanese, North American or European FPUs that have been multi-region signed to run on NTSC-J boxes (hereinafter collectively referred to as “Simship Titles”), in Hong Kong, Singapore, Korea and Taiwan (referred to as “Simship Territory”) at the same time as Publisher releases the Software Title in the Japan, European and/or North American Sales Territories.  In order for a Software Title to qualify as a Simship Title, Publisher must Commercially Release the Software Title in the Simship Territory on the same date as the Commercial Release date of such Software Title in the Japan, European and/or North American Sales Territories, wherever the Software Title  is to be simshipped from (referred to as “Original Territory”).  To the extent that a Software Title qualifies as a Simship Title, the applicable royalty Tier (under Section 1.b of this Exhibit 1 above) and Unit Discount (under Section 1.e of this Exhibit 1 above) is determined as if all FPUs of such Software Title manufactured for distribution in both the Original Territory and the Simship Territory were manufactured for distribution in the Original Territory.  For example, if a Publisher initially manufactures [xxxx] FPUs of a Software Title for the Japan Sales Territory and simships [xxxx] of those units to the Simship Territory, the royalty rate for all of the FPUs is determined by [xxxx].  In this example, Publisher would also receive a [xxxx] Unit Discount on [xxxx] units for having exceeded the Unit Discount level specified in Section 1.e of this Exhibit 1 above applicable to the Japan Sales Territory.  Consequently, all releases of the Software Title in the Simship Territory will adhere to the original Simship royalty Tier irrespective of whether the Software Title qualifies for a [xxxx] royalty Tier at any point in time. Publisher must provide Microsoft with the Asia Simship Form (located in the Xbox 360 Publisher Guide) with respect to a particular Software Title at least [xxxx] prior to manufacturing any FPUs it intends to qualify for the program.  Publisher remains responsible for complying with all relevant import, distribution and packaging requirements as well as any other applicable requirements set forth in the Xbox 360 Publisher Guide.

6.             Online Content.  This section applies to Microsoft Corporation and Publisher.

a.             For the purpose of this Section 6, the following capitalized terms have the following meanings:

[xxxx]

[xxxx]

b.             Publisher may, from time to time, submit Online Content to Microsoft for Microsoft to distribute via Xbox LIVE and Xbox LIVE distribution channels.  [xxxx]

c.             [xxxx]

d.             [xxxx]

e.             [xxxx]

f.             [xxxx]

g.             Within [xxxx] after the end of [xxxx], or more frequently [xxxx] as updated by the Xbox 360 Publisher Guide, with respect to which Microsoft owes Publisher any Royalty Fees, Microsoft shall provide Publisher with access to a statement and release payment for any amount shown thereby to be due to Publisher. The statement will contain information sufficient to discern how the Royalty Fees were computed.  Publisher has [xxxx] after the statement date to dispute the information presented on the statement.

7.             Xbox LIVE Billing and Collection

Microsoft is responsible for billing and collecting all fees associated with Xbox LIVE, including fees for subscriptions and/or any Online Content for which an Xbox LIVE User may be charged.  [xxxx]

8.             [xxxx]

Publisher acknowledges and understands that under Section 15 of this Agreement, Publisher warrants and represents that Publisher has obtained and will maintain all third-party rights, consents and licenses necessary for the permitted exploitation of Software Title content and Online Content under this Agreement [xxxx].

9.             Taxes

Publisher shall be responsible for the billing, collecting and remitting of sales, use, value added, and other comparable taxes due with respect to the exercise of the licenses granted in this Agreement and any other activities of Publisher and its subsidiaries under this Agreement (including, without limitation, the collection of revenues).  Microsoft is not liable for any taxes (including, without limitation, any penalties or interest thereon) that Publisher or any of its subsidiaries is legally obligated to pay in connection with this Agreement, the exercise of any licenses granted in this Agreement or any other activities of Publisher and its subsidiaries under this Agreement.  Publisher is not liable for any income taxes that Microsoft is legally obligated to pay with respect to any amounts paid to Microsoft by Publisher under this Agreement.

All royalties and fees exclude any taxes, duties, levies, fees, excises or tariffs imposed on any of Publisher’s activities in connection with this Agreement.  Publisher shall pay to Microsoft any applicable taxes that are owed by Publisher solely as a result of entering into this Agreement and which are permitted to be collected from Publisher by Microsoft under applicable law, except to the extent that Publisher provides to Microsoft a valid exemption certificate for such taxes.  Publisher agrees to indemnify, defend and hold Microsoft harmless from any taxes (including, without limitation, sales or use taxes paid by Publisher to Microsoft) or claims, causes of action, costs (including, without limitation, reasonable attorneys’ fees) and any other liabilities of any nature whatsoever related to such taxes.

If, after a determination by foreign tax authorities, any taxes are required to be withheld on payments made by Publisher to Microsoft, Publisher may deduct such taxes from the amount owed Microsoft and pay them to the appropriate taxing authority; provided, however, that Publisher shall promptly secure and deliver to Microsoft an official receipt for any such taxes withheld or other documents necessary to enable Microsoft to claim a U.S. Foreign Tax Credit. Publisher will make certain that any taxes withheld are minimized to the extent possible under applicable law.

This tax section shall govern the treatment of all taxes arising as a result of or in connection with this Agreement notwithstanding any other section of this Agreement.

10.          Audit

Each party shall keep all usual and proper records related to its performance under this Agreement, including audited financial statements and support for all transactions related to the ordering, production, inventory, distribution and billing/invoicing information, for [xxxx].  Either party (the “Auditing Party”) may, upon [xxxx] notice, cause a third party independent CPA or law firm to audit and/or inspect the other party’s (the “Audited Party”) records no more than [xxxx] in any [xxxx] period in order to verify compliance with the financial, royalty and payment terms of this Agreement. The Auditing Party shall have access to the previous [xxxx] of the Audited Party’s records from the date that the notice of audit request was received by the Audited Party.  The right of inspection and consultation shall expire with respect to all records related to any amounts payable under this Agreement on the [xxxx] to which such records relate.  Any such audit will be conducted during regular business hours at the Audited Party’s offices.  Any such audit will be paid for by Auditing Party unless Material discrepancies are disclosed.  As used in this section, “Material” means [xxxx].  If Material discrepancies are disclosed, the Audited Party agrees to pay the Auditing Party for [xxxx].

EXHIBIT 2

XBOX 360 ROYALTY TIER SELECTION FORM

Please complete the below information, sign the form, and submit via options below:

FAX: +1 (425) 708-2300 TO ATTN OF: MICROSOFT LICENSING GP AND YOUR ACCOUNT MANAGER	EMAIL: MSLIPUBX@MICROSOFT.COM W/ CC TO YOUR ACCOUNT MANAGER

A.    This Form Must Be Submitted At Least [xxxx].  If This Form Is Not Submitted On Time Or Is Rejected By Microsoft, The Royalty Rate Will Default To [xxxx] For The Applicable Sales Territory.  If this form is not submitted on time or is rejected by Microsoft, orders will be held from manufacturing until such time Microsoft has approved and/or configured the request in their systems.

B.    A Separate Form Must Be Submitted For Each Sales Territory.

C.    A Different Form Must be Submitted for Non-Standard Editions (GOTY, Special Edition, Limited Edition or Compilation).  This Form applies only to Standard Product.

1.     Publisher Name:

2.     Xbox 360 Software Title Name:

3.     XeMID(s) or *partial XeMID(s): Partial/Incomplete XeMID(s) allowed for pre-RTM titles only, complete XeMID(s) is required for post RTM titles

4.     Date of First Commercial Release (mm/dd/yy):

5.     Sales Territory (check one):

☐ North America	☐ Europe	☐ Japan	☐ Asia	☐ Russian Mfg Incentive Program (RMIP)

6.     Final Certification Date(mm/dd/yy):

7.     Select Royalty Tier: (check one):

[xxxx]	[xxxx]	[xxxx]	[xxxx]	[xxxx]

8.

Initial Order Quantity for the Sales Territory:

Authorized Replicator to be used to fulfill initial MOQ Qty (check one)

[xxxx]

[xxxx]

[xxxx]

[xxxx]

[xxxx]

The undersigned represents that he/she has authority to submit this form on behalf of the above Publisher, and that the information contained herein is true and accurate.

To avoid manufacturing delays at your Authorized Replicator, your disc manufacturing order must include the intended sales territory as indicated above.
By (sign)

Name, Title (Print)

E-Mail Address (for confirmation of receipt)

Date (Print mm/dd/yy)

EXHIBIT 6

XBOX 360 HITS PROGRAMS ELECTION FORM

Please complete the below information, sign the form, and submit via options below:

FAX: +1 (425) 708-2300 TO ATTN OF: MICROSOFT LICENSING GP AND YOUR ACCOUNT MANAGER	EMAIL: MSLIPUBX@MICROSOFT.COM W/ CC TO YOUR ACCOUNT MANAGER

A.    This Form Must Be Submitted By A Publisher At Least [xxxx].  If this form is not submitted on time or is rejected by Microsoft, orders will be held from manufacturing until such time MS has approved and/or configured the request in their systems.

B.    A Separate Form Must Be Submitted For Each Sales Territory And for Each Hits Program In Which The Publisher Wishes To Publish A Software Title As Part Of A Hits Program.

1.     Publisher Name:

2.     Xbox 360 Software Title Name:

3.     XeMID(s): Complete XeMID(s) is required

4.   Title qualified under the following Hits Program (check one)

☐ Platinum or Classics Hits	☐ Family Hits (ESRB E or E10+ / PEGI 3+ or PEGI 7+)
☐ Kinect Hits (Kinect is the Primary control mechanism)	☐ Kinect Hits (Kinect is the primary control mechanism and Hits [xxxx] election required)

5.     Royalty Tier (check one):

[xxxx]	[xxxx]

6.     Sales Territory for which Publisher wants to publish the Software Title as a Hits FPU (check one):

☐ North America	☐ Europe	☐ Japan	☐ Asia	☐ Russia Mfg Incentive Program (RMIP)

7.     Date of Commercial Release of Software Title in applicable Sales Territory (mm/dd/yy):

8.     Number of Standard FPUs manufactured to date for the Software Title in the applicable Sales Territory:

9.     Projected Commercial Release date of Software Title in the applicable Sales Territory as part of Hits Program mm/dd/yy):

The undersigned represents that he/she has authority to submit this form on behalf of the above Publisher, and that the information contained herein is true and accurate.

By (sign)
To avoid manufacturing delays at your Authorized Replicator, your disc manufacturing order must include: • Sales Territory • Hits Program: ([xxxx]) • Requested Case Color

Name, Title (Print)

E-Mail Address (for confirmation of receipt)

Date (Print mm/dd/yy)

EXHIBIT 7

XBOX 360 LIVE AND PDLC INCENTIVE PROGRAM

1.                             Xbox 360 LIVE and PDLC Incentive Program

In order to encourage Publisher to support  Xbox LIVE functionality, to drive increased usage of Xbox LIVE via Xbox 360, and to increase support of Premium Online Content, Publisher may qualify for certain payments based on the amount of Xbox LIVE Share (defined in Section 2.l. below) created by Publisher’s Multiplayer Software Titles (defined in Section 2.e. below).  Each Accounting Period (defined in Section 2.a. below), Microsoft will calculate Publisher’s Xbox LIVE Share.

If: (i) Publisher is [xxxx] in terms of Xbox LIVE Share in the applicable Accounting Period, (ii) the [xxxx] number of Paying Multiplayer Subscribers meets or exceeds [xxxx], and (iii) the subscription fee for real time multiplayer game play over Xbox LIVE is [xxxx], then Microsoft will pay Publisher the Incentive set forth in the table in Section 3 below.

Notwithstanding anything herein to the contrary, use of or revenue derived from online games for which an Xbox LIVE User pays a subscription separate from any account established for basic use of Xbox LIVE are excluded from this Xbox 360 LIVE and PDLC Incentive Program.

2.                             Definitions

a.             “Accounting Period” means Microsoft’s [xxxx] within the Term (defined in Section 6 below); provided that if the Effective Date of this Agreement or the expiration date of this program falls within such [xxxx], then the applicable payment calculation set forth below shall be made for a partial Accounting Period, as appropriate.

b.             “Competitive Platform” means any video game platform other than Xbox 360, [xxxx], any successor versions of any of the foregoing, and any general use personal computers to the extent that they emulate any of the foregoing platforms.

c.             “[xxxx] Unique User Share” means [xxxx].

d.             “[xxxx] Unique Users” means [xxxx].

e.             “Multiplayer Software Titles” means a Software Title for Xbox 360 that supports real-time multiplayer game play over Xbox LIVE.

f.             “New Multiplayer Subscriber” means a Paying Multiplayer Subscriber who pays for an Xbox LIVE account for the first time.  A New Multiplayer Subscriber is attributed to the first Multiplayer Software Title he or she plays, even if such play was during a free-trial period which was later converted into a paying subscription.  [xxxx]

g.             “New Multiplayer Subscriber Share” means [xxxx].

h.             “Paying Multiplayer Subscriber” means [xxxx].

i.              “PDLC Revenue” means [xxxx].

j.              “PDLC Revenue Share” means [xxxx].

k.             “Subscription Revenue” means [xxxx].

l.              “Xbox LIVE Share” [xxxx]

3.             [xxxx]

[xxxx]

[xxxx]	[xxxx]
[xxxx]	[xxxx]
[xxxx]	[xxxx]

[xxxx]	[xxxx]

4.             Example

[xxxx]

5.             Other Requirements

a.             In the event that Microsoft changes the Xbox LIVE subscription model in a way that impacts the Subscription Revenue on a per Paying Multiplayer Subscriber basis by [xxxx], Microsoft may change or discontinue the Xbox LIVE and PDLC Incentive Program by providing Publisher with [xxxx]advance notice.

b.             [xxxx]

6.             Term

This Xbox 360 LIVE and PDLC Incentive Program will commence [xxxx], unless earlier terminated by Microsoft upon written notice to Publisher.

7.             Payments

In the event Publisher qualifies for a payment under this program during an Accounting Period, Microsoft shall provide Publisher with access to a statement, together with payment for any amount shown thereby to be due to Publisher, [xxxx].

EXHIBIT 8

XBOX 360 HITS ROYALTY TIER MIGRATION FORM

Please complete the below information, sign the form, and submit via options below:

FAX: +1 (425) 708-2300 TO ATTN OF: MICROSOFT LICENSING GP AND YOUR ACCOUNT MANAGER	EMAIL: MSLIPUBX@MICROSOFT.COM W/ CC TO YOUR ACCOUNT MANAGER

A.    This form must be submitted at least [xxxx].  If this form is not submitted on time or is rejected by Microsoft, orders will be held from manufacturing until such time MS has approved and/or configured the request in their systems.

B.    A Hits Software Title May Not Change Royalties Tiers Until It Has Been In The Hits Program For At Least [xxxx].

C.    A Separate Form Must Be Submitted For Each Sales Territory In Which Publisher Desires To Change The Applicable Base Royalty.

1.     Publisher Name:

2.     Xbox 360 Software Title Name:

3.     XeMID(s): Complete XeMID(s) is required

4.     Date of First Commercial Release (mm/dd/yy):

5.     Sales Territory (check one):

☐ North America	☐ Europe	☐ Japan	☐ Asia	☐ Russia Mfg Incentive Program (RMIP)

6.     Submission of form indicates intent to migrate from Hits [xxxx]to Hits [xxxx]

The undersigned represents that he/she has authority to submit this form on behalf of the above Publisher, and that the information contained herein is true and accurate.

By (sign)
To avoid manufacturing delays at your Authorized Replicator, your disc manufacturing order must include: • Sales Territory • Hits Program: (Hits [xxxx]) • Requested Case Color

Name, Title (Print)

E-Mail Address (for confirmation of receipt)

Date (Print mm/dd/yy)